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                                                                    Exhibit 23.1


                          INDEPENDENT AUDITORS' CONSENT



         We consent to the incorporation by reference in the Registration Statement on Form S-8 and the Registration Statement on Form S-3 of our report, dated March 20, 1994, which report appears in the Annual Report on Form 10-K/A for the year ended December 31, 1995 relating to Cityscape Financial Corp. and its subsidiaries.



                                                     Shane Yurman & Company




Monsey, New York
January 29, 1997